Exhibit 24.1

DIRECTORS’ POWER OF ATTORNEY
(Universal Shelf Registration Statement on Form S-3)

Each of the undersigned directors of Associated Banc-Corp (the “Corporation”) hereby designates and appoints Randall J. Erickson as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the purpose of doing any and all acts and things and executing any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable the Corporation to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with the Securities and Exchange Commission of a Registration Statement on Form S-3 (the “Registration Statement”), including specifically but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned, in his or her capacity as a director of the Corporation, any such Registration Statement and any and all amendments, including any or all post-effective amendments, and supplements to the Registration Statement, whether on Form S-3 or otherwise, and any other instruments or documents filed as a part of or in connection therewith, and each of the undersigned does hereby ratify and confirm all that said attorney and agent may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have each executed this Power of Attorney for Registration Statement on Form S-3, on one or more counterparts, as of the 6th day of February, 2018.

/s/ John F. Bergstrom

/s/ Eileen A. Kamerick

John F. Bergstrom

Eileen A. Kamerick

/s/ Michael T. Crowley, Jr.

/s/ Gale E. Klappa

Michael T. Crowley, Jr.

Gale E. Klappa

/s/ Philip B. Flynn

/s/ Richard T. Lommen

Philip B. Flynn

Richard T. Lommen

/s/ R. Jay Gerken

/s/ Cory L. Nettles

R. Jay Gerken

Cory L. Nettles

/s/ Judith P. Greffin

/s/ Karen T. van Lith

Judith P. Greffin

Karen T. van Lith

/s/ William R. Hutchinson

/s/ Jay B. Williams

William R. Hutchinson

John (Jay) B. Williams

/s/ Robert A. Jeffe

Robert A. Jeffe